Exhibit 99.1
R1 RCM Reports Fourth Quarter and Full Year 2022 Results
Murray, Utah - February 16, 2023 - R1 RCM Inc. (NASDAQ: RCM), a leading provider of technology-driven solutions that transform the patient experience and financial performance of healthcare providers, today announced results for the three months and year ended December 31, 2022.
Fourth Quarter 2022 Results:
•Revenue of $532.8 million, up $133.9 million or 33.6% compared to the same period last year
•GAAP net loss of $37.1 million, compared to net income of $36.0 million in the same period last year
•Adjusted EBITDA of $125.0 million, up $29.9 million or 31.4% compared to the same period last year
Full Year 2022 Results:
•Revenue of $1,806.4 million, up $331.8 million or 22.5% compared to 2021
•GAAP net loss of $57.6 million, compared to net income of $97.2 million in 2021
•Adjusted EBITDA of $425.5 million, up $81.9 million or 23.8% compared to 2021

“We are pleased to report strong fourth quarter results. Our operating performance in the quarter sets the stage for continued momentum in 2023,” said Lee Rivas, chief executive officer of R1. “Our technology-driven value proposition positions us to address some of the most complex problems facing healthcare providers. We continue to see increased demand for our solutions and remain very optimistic about our long-term growth trajectory.”

“Our 2022 results demonstrate our commitment to customer delivery and execution by our teams. We are pleased to have generated double-digit revenue and adjusted EBITDA growth, driven by new customers as well as the Cloudmed acquisition,” added Jennifer Williams, chief financial officer. “In 2023, we are focused on strong execution while continuing to invest in technology and operations to serve our growing customer base.”

2023 Outlook
For 2023, R1 expects to generate:
•Revenue of between $2,280 million and $2,330 million
•GAAP operating income of $115 million to $140 million
•Adjusted EBITDA of $595 million to $630 million
Conference Call and Webcast Details
R1’s management team will host a conference call today at 8:00 a.m. Eastern Time to discuss its financial results and business outlook. To participate, please dial 888-330-2022 (646-960-0690 outside the U.S. and Canada) using conference code number 5681952. A live webcast and replay of the call will be available at the Investor Relations section of the Company’s web site at ir.r1rcm.com.
Non-GAAP Financial Measures
In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP cost of services, non-GAAP selling, general and administrative expenses, and net debt. Adjusted EBITDA is defined as GAAP net income before net interest income/expense, income tax provision/benefit, depreciation and amortization expense, share-based compensation expense, CoyCo 2, L.P. (“CoyCo 2”) share-based compensation expense, and certain other items, including business acquisition costs, integration costs, strategic initiatives, and the global business services center expansion project in the Philippines. Non-GAAP cost of services is defined as GAAP cost of services less share-based compensation expense, CoyCo 2 share-based compensation expense, and depreciation and amortization expense attributed to cost of services. Non-GAAP selling, general and administrative expenses is defined as GAAP selling, general and administrative expenses less share-based compensation expense, CoyCo 2 share-based compensation expense, and depreciation and amortization expense attributed to selling, general and administrative expenses. Net debt is defined as debt less cash and cash equivalents, inclusive of restricted cash. Adjusted EBITDA guidance is reconciled to operating income guidance, the most closely comparable available GAAP measure.

Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. Non-GAAP cost of services and non-GAAP selling, general and administrative expenses are used to calculate adjusted EBITDA. Net debt is used as a supplemental measure of our liquidity.
Tables 4 through 9 present a reconciliation of GAAP financial measures to non-GAAP financial measures. Non-GAAP measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.
Forward Looking Statements
This press release contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events and relationships, plans, future growth, and future performance. These statements are often identified by the use of words such as “anticipate,” “believe,” “contemplate,” “designed,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “designed,” “may,” “outlook,” “plan,” “predict,” “project,” “see,” “seek,” “target,” “would,” and similar expressions or variations or negatives of these words, although not all forward-looking statements contain these identifying words. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, assurance, prediction or definitive statement of fact or probability. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risk and uncertainties related to: (i) geopolitical, economic, and market conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, higher interest rates, currency fluctuations, and challenges in the supply chain; (ii) the Company’s ability to timely and successfully achieve the anticipated benefits and potential synergies of the acquisition of Cloudmed; (iii) the Company’s ability to retain existing customers or acquire new customers; (iv) the development of markets for the Company’s revenue cycle management offering; (v) variability in the lead time of prospective customers; (vi) competition within the market; (vii) breaches or failures of the Company’s information security measures or unauthorized access to a customer’s data; (viii) delayed or unsuccessful implementation of the Company’s technologies or services, or unexpected implementation costs; (ix) disruptions in or damages to the Company’s global business services centers and third-party operated data centers; (x) the volatility of our stock price; (xi) our substantial indebtedness, and (xii) the ongoing impact of the COVID-19 pandemic on the Company’s business, operating results, and financial condition. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2021, and any other periodic reports that the Company may file with the United States Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements as of the date hereof and involve many risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the Company’s forward-looking statements. Subsequent events and developments, including actual results or changes in the Company’s assumptions, may cause the Company’s views to change. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law. You are cautioned not to place undue reliance on such forward-looking statements.
About R1 RCM
R1 is a leading provider of technology-driven solutions that transform the patient experience and financial performance of healthcare providers. R1’s proven and scalable operating models seamlessly complement a healthcare organization’s infrastructure, quickly driving sustainable improvements to net patient revenue and cash flows while reducing operating costs and enhancing the patient experience. To learn more, visit: r1rcm.com.

Contact:
R1 RCM Inc.
Investor Relations:
Atif Rahim
312-324-5476
investorrelations@r1rcm.com

Media Relations:
Allison+Partners
Amanda Critelli
R1PR@allisonpr.com

Table 1
R1 RCM Inc.
Consolidated Balance Sheets
(In millions)
	(Unaudited)
	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$110.1	$130.1
Accounts receivable, net of $15.1 million and $2.4 million allowance as of December 31, 2022 and 2021, respectively	235.2	131.3
Accounts receivable, net of $0.1 million and $0.1 million allowance - related party as of December 31, 2022 and 2021, respectively	25.0	26.1
Current portion of contract assets, net	83.9	—
Prepaid expenses and other current assets	110.3	77.2
Total current assets	564.5	364.7
Property, equipment and software, net	164.8	94.7
Operating lease right-of-use assets	80.5	48.9
Non-current portion of contract assets, net	32.0	—
Non-current portion of deferred contract costs	26.7	23.4
Intangible assets, net	1,514.5	265.4
Goodwill	2,658.2	554.7
Non-current deferred tax assets	10.4	51.8
Other assets	88.2	45.7
Total assets	$5,139.8	$1,449.3
Liabilities
Current liabilities:
Accounts payable	$33.4	$17.7
Current portion of customer liabilities	57.5	41.5
Current portion of customer liabilities - related party	7.4	7.9
Accrued compensation and benefits	109.0	97.0
Current portion of operating lease liabilities	18.0	13.5
Current portion of long-term debt	53.9	17.5
Accrued expenses and other current liabilities	70.6	59.1
Total current liabilities	349.8	254.2
Non-current portion of customer liabilities	5.0	3.3
Non-current portion of customer liabilities - related party	13.7	15.4
Non-current portion of operating lease liabilities	94.4	53.4
Long-term debt	1,732.6	754.9
Non-current deferred tax liabilities	200.7	4.2
Other non-current liabilities	23.1	17.2
Total liabilities	2,419.3	1,102.6
Stockholders’ equity:
Common stock	4.4	3.0
Additional paid-in capital	3,123.2	628.5
Accumulated deficit	(121.9)	(64.3)
Accumulated other comprehensive loss	(3.4)	(5.3)
Treasury stock	(281.8)	(215.2)
Total stockholders’ equity	2,720.5	346.7
Total liabilities and stockholders’ equity	$5,139.8	$1,449.3

Table 2
R1 RCM Inc.
Consolidated Statements of Operations
(In millions, except share and per share data)

	(Unaudited)	(Unaudited)	(Unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net operating fees	$344.4	$332.0	$1,309.7	$1,211.8
Incentive fees	25.9	35.8	106.8	143.8
Modular and other	162.5	31.1	389.9	119.0
Net services revenue	532.8	398.9	1,806.4	1,474.6
Operating expenses:
Cost of services	435.4	304.6	1,445.1	1,162.8
Selling, general and administrative	54.2	32.2	174.8	120.0
Other expenses	47.4	11.9	183.5	46.1
Total operating expenses	537.0	348.7	1,803.4	1,328.9
Income (loss) from operations	(4.2)	50.2	3.0	145.7
Net interest expense	(28.7)	(5.1)	(64.0)	(18.9)
Income (loss) before income tax provision (benefit)	(32.9)	45.1	(61.0)	126.8
Income tax provision (benefit)	4.2	9.1	(3.4)	29.6
Net income (loss)	$(37.1)	$36.0	$(57.6)	$97.2

Net income (loss) per common share:
Basic	$(0.09)	$0.13	$(0.16)	$(1.86)
Diluted	$(0.09)	$0.11	$(0.16)	$(1.86)
Weighted average shares used in calculating net income (loss) per common share:
Basic	416,680,429	277,974,898	352,337,767	266,183,565
Diluted	416,680,429	321,412,307	352,337,767	266,183,565

Basic:
Net income (loss)	$(37.1)	$36.0	$(57.6)	$97.2
Less dividends on preferred shares	—	—	—	(592.3)
Net income (loss) available/allocated to common shareholders - basic	$(37.1)	$36.0	$(57.6)	$(495.1)
Diluted:
Net income (loss)	$(37.1)	$36.0	$(57.6)	$97.2
Less dividends on preferred shares	—	—	—	(592.3)
Net income (loss) available/allocated to common shareholders - diluted	$(37.1)	$36.0	$(57.6)	$(495.1)

Table 3
R1 RCM Inc.
Consolidated Statements of Cash Flows
(In millions)
	(Unaudited)
	Year Ended December 31,
	2022	2021
Operating activities
Net income (loss)	$(57.6)	$97.2
Adjustments to reconcile net income (loss) to net cash (used in) provided by operations:
Depreciation and amortization	172.0	77.5
Amortization of debt issuance costs	3.6	1.2
Share-based compensation	62.0	74.3
CoyCo 2 share-based compensation	5.1	—
Loss/(gain) on disposal and right-of-use asset write-downs	21.1	(0.4)
Provision for credit losses	11.8	0.7
Deferred income taxes	(6.8)	23.0
Non-cash lease expense	14.0	9.7
Other	6.5	(1.9)
Changes in operating assets and liabilities:
Accounts receivable and related party accounts receivable	(51.8)	(33.2)
Contract assets	(24.1)	—
Prepaid expenses and other assets	(39.4)	(18.0)
Accounts payable	(16.0)	0.1
Accrued compensation and benefits	(77.7)	42.0
Lease liabilities	(18.9)	(12.7)
Other liabilities	(1.5)	(13.3)
Customer liabilities and customer liabilities - related party	(12.2)	18.6
Net cash (used in) provided by operating activities	(9.9)	264.8
Investing activities
Purchases of property, equipment, and software	(93.5)	(51.7)
Payment for business acquisitions, net of cash acquired	(847.7)	(294.7)
Other	(8.3)	6.0
Net cash used in investing activities	(949.5)	(340.4)
Financing activities
Issuance of senior secured debt, net of discount and issuance costs	1,016.6	698.6
Borrowings on revolver	50.0	120.0
Payment of debt issuance costs	(1.0)	(1.9)
Repayment of senior secured debt	(25.5)	(488.9)
Repayments on revolver	(30.0)	(110.0)
Payment of contingent consideration liability	—	(4.8)
Deferred payment related to acquisition of RevWorks	—	(12.5)
Inducement of preferred stock conversion	—	(105.0)
Payment of equity issuance costs	(2.0)	—
Exercise of vested stock options	4.6	8.9
Purchase of treasury stock	(39.3)	(56.5)
Shares withheld for taxes	(30.2)	(16.3)
Other	(0.2)	(0.2)
Net cash provided by financing activities	943.0	31.4
Effect of exchange rate changes in cash	(3.6)	(0.5)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(20.0)	(44.7)
Cash, cash equivalents, and restricted cash at beginning of period	130.1	174.8
Cash, cash equivalents, and restricted cash at end of period	$110.1	$130.1

Table 4
R1 RCM Inc.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA (Unaudited)
(In millions)

	Three Months Ended December 31,		2022 vs. 2021 Change		Year Ended December 31,		2022 vs. 2021 Change
	2022	2021	Amount	%	2022	2021	Amount	%
Net income (loss)	$(37.1)	$36.0	$(73.1)	(203)%	$(57.6)	$97.2	$(154.8)	(159)%
Net interest expense	28.7	5.1	23.6	463%	64.0	18.9	45.1	239%
Income tax provision (benefit)	4.2	9.1	(4.9)	54%	(3.4)	29.6	(33.0)	(111)%
Depreciation and amortization expense	64.2	20.7	43.5	210%	172.0	77.5	94.5	122%
Share-based compensation expense	15.5	12.3	3.2	26%	61.9	74.3	(12.4)	(17)%
CoyCo 2 share-based compensation expense	2.1	—	2.1	—%	5.1	—	5.1	—%
Other expenses (1)	47.4	11.9	35.5	298%	183.5	46.1	137.4	298%
Adjusted EBITDA (non-GAAP)	$125.0	$95.1	$29.9	31%	$425.5	$343.6	$81.9	24%

(1) For details see Note 14, Other, to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K.

Table 5
R1 RCM Inc.
Reconciliation of GAAP Cost of Services to Non-GAAP Cost of Services (Unaudited)
(In millions)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Cost of services	$435.4	$304.6	$1,445.1	$1,162.8
Less:
Share-based compensation expense	7.4	5.4	28.1	44.2
CoyCo 2 share-based compensation expense	(0.3)	—	0.7	—
Depreciation and amortization expense	63.8	20.1	170.8	74.7
Non-GAAP cost of services	$364.5	$279.1	$1,245.5	$1,043.9

Table 6
R1 RCM Inc.
Reconciliation of GAAP Selling, General and Administrative to Non-GAAP Selling, General and Administrative (Unaudited)
(In millions)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Selling, general and administrative	$54.2	$32.2	$174.8	$120.0
Less:
Share-based compensation expense	8.1	6.9	33.8	30.1
CoyCo 2 share-based compensation expense	2.4	—	4.4	—
Depreciation and amortization expense	0.4	0.6	1.2	2.8
Non-GAAP selling, general and administrative	$43.3	$24.7	$135.4	$87.1

Table 7
R1 RCM Inc.
Consolidated Non-GAAP Financial Information (Unaudited)
(In millions)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net operating fees	$344.4	$332.0	$1,309.7	$1,211.8
Incentive fees	25.9	35.8	106.8	143.8
Modular and other	162.5	31.1	389.9	119.0
Net services revenue	532.8	398.9	1,806.4	1,474.6

Operating expenses:
Cost of services (non-GAAP)	364.5	279.1	1,245.5	1,043.9
Selling, general and administrative (non-GAAP)	43.3	24.7	135.4	87.1
Sub-total (non-GAAP)	407.8	303.8	1,380.9	1,131.0

Adjusted EBITDA	$125.0	$95.1	$425.5	$343.6

Table 8
R1 RCM Inc.
Reconciliation of GAAP Operating Income Guidance to Non-GAAP Adjusted EBITDA Guidance (Unaudited)
(In millions)

2022
GAAP Operating Income Guidance	$115-140
Plus:
Depreciation and amortization expense	$260-280
Share-based compensation expense	$75-85
CoyCo 2 share-based compensation expense	$10-15
Strategic initiatives, severance and other costs	$110-135
Adjusted EBITDA Guidance	$595-630

Table 9
R1 RCM Inc.
Reconciliation of Total Debt to Net Debt (Unaudited)
(In millions)

	December 31,	December 31,
	2022	2021
Senior Revolver	$100.0	$80.0
Term A Loans	1,211.4	695.6
Term B Loan	498.7	—
Total debt	1,810.1	775.6

Less:
Cash and cash equivalents	110.1	130.1
Net Debt	$1,700.0	$645.5